UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2010

Gladstone Commercial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-33097	020681276
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure in Item 5.03 below is incorporated by reference herein. Because of the convertible nature of the senior common stock, par value $0.001 per share (the "Senior Common Stock") of Gladstone Commercial Corporation (the "Company"), holders of the Company’s common stock, par value $0.001 per share, which is listed on the NASDAQ Global Select Market under the symbol "GOOD" (the "Listed Common Stock") may have their ownership interests diluted should the Senior Common Stock be converted into shares of Listed Common Stock. As a result of the modification of the Exchange Ratio (as defined below) of the Senior Common Stock described in Item 5.03 below, the rights of the holders of the Listed Common Stock have been modified in certain respects.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2010, the Company filed Amended and Restated Articles Supplementary Establishing and Fixing the Rights and Preferences of Senior Common Stock (the "Amended and Restated Articles") with the State Department of Assessments and Taxation of Maryland. The Amended and Restated Articles modified the ratio (the "Exchange Ratio") used for calculating the number of shares of Listed Common Stock that holders of Senior Common Stock will have the right, but not the obligation, to obtain in exchange for shares of Senior Common Stock following the fifth anniversary of the issuance of such shares. Under the Amended and Restated Articles, the Exchange Ratio is calculated by dividing $15.00 (the value assigned to each share of the Senior Common Stock) by the greatest of (i) the Closing Trading Price of the Listed Common Stock on the date on which such shares of Senior Common Stock were originally issued, (ii) the Book Value Per Share of the Listed Common Stock as determined as of the date on which such shares of Senior Common Stock were originally issued, and (iii) $13.68. All other rights, preferences and privileges of the Senior Common Stock were unchanged by the filing of the Amended Articles.

The foregoing description of the Amended and Restated Articles is qualified in its entirety by reference to the Amended and Restated Articles, which are filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1 – Amended and Restated Articles Supplementary Establishing and Fixing the Rights and Preferences of Senior Common Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

June 10, 2010	By:	Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles Supplementary Establishing and Fixing the Rights and Preferences of Senior Common Stock